EXHIBIT 10.62

RECORDING REQUESTED

BY, AND WHEN RECORDED

RETURN TO:

M. Christine Graff, Esq.

Winston & Strawn LLP

35 West Wacker Drive

Chicago, Illinois 60601

RECIPROCAL EASEMENT AGREEMENT

THIS RECIPROCAL EASEMENT AGREEMENT (the “Agreement”) is made and entered into as of this 29th day of December, 2006, by and between CONTINENTAL TOWERS, L.L.C., a Delaware limited liability company (“CTLLC”) and CONTINENTAL TOWERS ASSOCIATES III, LLC, a Delaware limited liability company ( “CTAIII”).

WITNESSETH:

WHEREAS, CTLLC is the owner of fee title in and to a parcel of real estate (hereinafter called the “CTLLC Parcel”) located in the City of Rolling Meadows, Cook County, Illinois (the “City”), which parcel is more particularly described on Exhibit A attached hereto and made a part hereof; and

WHEREAS, CTAIII is the owner of fee title in and to a parcel of real estate (hereinafter called the “CTAIII Parcel”) located in the City, which parcel is more particularly described on Exhibit B attached hereto and made a part hereof (the CTLLC Parcel and the CTAIII Parcel are sometimes hereinafter collectively called the “Parcels”); and

WHEREAS, the CTLLC Parcel and the CTAIII Parcel are adjacent to one another and there exists open driveways, pedestrian walkways and parking lots at and between the CTLLC Parcel and the CTAIII Parcel; and

WHEREAS, CTAIII desires to grant and CTLLC desires to receive, upon and subject to the terms and conditions herein provided, certain perpetual non-exclusive access and parking easements over and across portions of the CTAIII Parcel for the purpose of providing the owner of the CTLLC Parcel and its tenants, and their respective customers, suppliers, employees and invitees parking, cross-access between the Parcels and ingress and egress to and from Wilke Road, Meijer Drive and Golf Road, as applicable, and for such other purposes as such access may be required by applicable law; and

WHEREAS, CTLLC desires to grant and CTAIII desires to receive, upon and subject to the terms and conditions herein provided, certain perpetual non-exclusive access and parking easements over and across portions of the CTLLC Parcel for the purpose of providing the owner of the CTAIII Parcel and its tenants, and their respective customers, suppliers, employees and invitees parking, cross-access between the Parcels and ingress and egress to and from Wilke Road, Meijer Drive and Golf Road, as applicable, and for such other purposes as such access may be required by applicable law; and

WHEREAS, the parties hereto desire to enter into this Agreement in order to set forth the terms and conditions governing the use, maintenance, repair and replacement of the easements herein granted.

NOW, THEREFORE, in consideration of the foregoing, the sum of Ten and No/100 Dollars ($10.00), the mutual covenants and agreements of the parties hereto, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.            Recitals Incorporated by Reference. The provisions of the aforesaid recital paragraphs are by this reference herein incorporated as if they had been set forth in the text of this Section 1 to this Agreement.

2.            Grant of Easement. Subject to the terms of this Agreement and to all covenants, conditions and restrictions affecting the CTLLC Parcel or the CTAIII Parcel, as the case may be:

a.

CTLLC hereby grants, gives and conveys to CTAIII, its successors and assigns and tenants and their respective employees, agents, customers and invitees, (1) a nonexclusive perpetual easement for the purpose of vehicular cross-access over, upon and across any private drives or parking areas now or hereafter located on the CTLLC Parcel (the “CTLLC Parking Area”) for vehicular and pedestrian ingress and egress to and from the Parcels and any public roadways adjacent thereto; (2) a non-exclusive perpetual easement for the use of the CTLLC Parking Area for the parking of motor vehicles; and (3) a nonexclusive perpetual easement for the purpose of pedestrian cross-access over, upon and across any walkways now or hereafter located on the CTLLC Parcel for pedestrian ingress and egress to and from the Parcels and any public walkways adjacent thereto.

b.

CTAIII hereby grants, gives and conveys to CTLLC, its successors and assigns and tenants and their respective employees, agents, customers and invitees, (1) a nonexclusive perpetual easement for the purpose of vehicular cross-access over, upon and across any private drives or parking areas now or hereafter located on the CTAIII Parcel (the “CTAIII Parking Area”; collectively with the CTLLC Parking Area, the “Parking Areas”) for vehicular and pedestrian ingress and egress to and from the Parcels and any public roadways adjacent thereto; (2) a non-exclusive perpetual easement for the use of the CTAIII Parking Area for the parking of motor vehicles; and (3) a nonexclusive perpetual easement for the purpose of pedestrian cross-access over, upon and across any walkways now or hereafter located on the CTAIII Parcel for pedestrian ingress and egress to and from the Parcels and any public walkways adjacent thereto.

3.            Conduct and Coordination of Maintenance, Repair and Replacement. All maintenance and repair of the Parking Areas shall be made so as to interfere as little as practicable with the rights granted to the other party pursuant to this Agreement and with the operations on each Parcel of any of the owners thereof or their employees, agents, tenants, invitee or licensees. The parties shall use every effort to coordinate maintenance, repairs and replacement so that both Parking Areas shall not be obstructed at the same time. The parties shall conduct repaving of the Parking Areas so as to provide a smooth surface between the Parcels.

4.            Performance of Other Party’s Obligations. In the event of an emergency requiring maintenance or repair of either Parking Area, if the party who is responsible for such maintenance or repair does not undertake the same within a period of time which is reasonable under the circumstances or it does not appear that such party who is responsible will, or will be able to, undertake such maintenance or repair, the other party may, at its option, perform such maintenance or repair and pay any and all costs and charges associated therewith.

Subject to the provisions of Section 5 hereof, in the event either party hereto fails to maintain and repair the Parking Area on the Parcel to which it holds title, as such party is required to do pursuant to this Agreement, results in a material interference with the rights granted to the other party by this Agreement or with the use or operation of the other party’s Parcel or the improvements located thereon from time to time, but does not result in an emergency, the other party may notify the party in default of such failure in writing. In the event the party in default fails to remedy such default within ten (10) days after receipt of such notice or, if such default cannot be cured within ten (10) days, in the event the party in default fails to commence the cure of such default within such ten (10) day period and to diligently pursue such cure to completion, the other party may, at its option, subject to the rights under Section 6 of the holder of any mortgage, perform the obligation which the party in default has failed to properly perform hereunder and pay any and all costs and charges associated therewith.

In any event described in this Section 4, the performing party shall be entitled to recover from the other party the charges, fees, costs and expenses incurred by the performing party (including, if the other party is in default, reasonable attorneys’ fees) in connection therewith if the obligation is one which was to have been performed pursuant to this Agreement by the party in default at its sole cost and expense, or one half (1/2) thereof if this Agreement provides that the cost and expense of performance is to be divided equally between the parties, including in each case interest at the Default Rate of Interest from the date of payment. Such charges, fees, costs, expenses and interest shall be paid by the other party within ten (10) days after receipt of a statement thereof from the performing party. For the purposes hereof, the term “Default Rate of Interest” shall be a rate of interest that is four percent (4%) above the rate of interest from time to time announced by LaSalle Bank, National Association as its prime rate.

Each party which performs any maintenance or repair on the Parcel to which the other party holds title shall restore the area affected by such maintenance or repair to the condition existing prior thereto or prior to any damage or disrepair necessitating such maintenance or repair, and any failure to do so shall give the party which holds title to such area the rights of a non defaulting party pursuant to this Section 4.

5.            Force Majeure; Interruption of Services. If either party hereto fails to perform in a timely manner any of the obligations to be performed by such party under this Agreement, and such failure is due in whole or in part to any strike, lockout, labor trouble, civil disorder, inability to procure materials, failure of power, restrictive governmental laws and regulations, riots, insurrections, war, fuel shortages, accidents, casualties, acts of God, acts caused directly or indirectly by the other party (or such other party’s employees, agents, licensees, invitees or contractors) or any other cause beyond the reasonable control of the non performing party, then the non performing party shall not be deemed in default hereunder as a result of such failure. The foregoing shall not excuse any failure to make any payment of money in a timely manner.

Neither party shall be liable in damages for any interruption of utility services to the Parcel to which the other party holds title which may arise out of or be occasioned by maintenance or repair of either Parking Area unless such interruption of service results from the gross negligence or willful misconduct of such party.

6.            Mortgages. Each party hereto agrees to give the holder of any mortgage to which the Parcel owned by the other party is subject, by registered or certified mail, a copy of any notice or claim of default served by the party giving such notice upon the other party, provided that prior to such notice the party giving such notice has been notified in writing of the name and address of such mortgage holder. Each party hereto further agrees that if the other party shall have failed to cure any default within the pertinent period permitted by Section 4 hereof, then the holder of any mortgage to which the Parcel owned by the other party is subject shall have an additional thirty (30) days within which to cure or correct such default (or if such default cannot be cured or corrected within that time, then such additional time as may be necessary if such holder of such mortgage has commenced within such thirty (30) days and is diligently pursuing the remedies or steps necessary to cure such default, including the time necessary to obtain possession if possession is necessary to cure or correct such default, but in no event more than an additional forty five (45) days).

Any mortgagee with respect to either Parcel shall not be responsible for any amounts incurred or becoming due under this Agreement prior to a foreclosure of its mortgage or a transfer of the interest of a party hereto in a Parcel to such mortgagee in lieu of foreclosure, and its liability hereunder in the event of such a foreclosure or transfer shall exist only so long as such mortgagee is the owner of a Parcel and shall not continue or survive after further transfer of ownership.

7.            Transfer of Ownership. Whenever a transfer of ownership of either Parcel occurs, the liability of the transferor for any breach of covenant occurring thereafter shall automatically terminate with respect to such transferor. Any transferee shall automatically assume and be bound by the burdens and obligations hereunder running with the land to the owner of the Parcel or portion thereof being transferred.

8.            Interpretation. The rule of strict construction does not apply to the grants herein. The grants herein shall be given a reasonable construction to carry out the intention of the parties hereto to confer a commercially usable right of enjoyment on each grantee.

9.            Termination. The grantee of any easement granted hereunder may terminate such easement by recording a release thereof with the Office of Recorder of Deeds of Cook County, Illinois, with directions for delivery of the same to the grantor of such easement at its address given pursuant hereto, whereupon all rights, duties and liabilities hereby created shall terminate as to such easement except for liabilities incurred hereunder prior to such termination. Notwithstanding the foregoing, no party shall, so long as the Loans (as hereinafter defined) or any portion thereof are outstanding, without the prior written consent of Senior Lender and, if applicable, Junior Lender, terminate or cancel this Agreement or any of the easements granted herein, or modify, change, supplement, alter or amend this Agreement in any manner whatsoever. For purposes of this Section 9, the term “Loans” shall mean, collectively, (1) that certain loan in the original principal amount of $41,400,000 made by WELLS FARGO BANK, N.A., as trustee for the registered holders of COBALT CMBS COMMERCIAL MORTGAGE TRUST 2006-C1, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-C1 (“Senior Lender”) to CTAIII, which loan is secured by an Amended and Restated Mortgage, Security Agreement and Fixture Financing Statement dated as of December 29, 2006 and recorded against the CTAIII Parcel, (2) that certain loan in the original principal amount of $73,600,000 made by Senior Lender to CTLLC, which loan is secured by an Amended and Restated Mortgage, Security Agreement and Fixture Financing Statement dated as of December 29, 2006 and recorded against the CTLLC Parcel, (3) that certain loan in the original principal amount of $46,701,459.00 made by PGRT Equity LLC (“Junior Lender”) to CTAIII, which loan is secured by a Second Amended and Restated Mortgage and Security Agreement dated as of December 29, 2006 and recorded against the CTAIII Parcel, and (4) that certain loan in the original principal amount of $83,024,815.00 made by Junior Lender to CTLLC, which loan is secured by a Second Amended and Restated Mortgage and Security Agreement dated as of December 29, 2006 and recorded against the CTLLC Parcel.

10.          Indemnity and Insurance. CTLLC shall indemnify and hold harmless CTAIII and its agents from and against any and all liability, loss, damage, costs and expenses (including reasonable attorneys’ fees) for injury to person or death or property damage arising out of or resulting from CTLLC’s negligent use of the CTAIII Parcel, except for any such liability, loss, damages, costs and expenses arising in whole or in part from the acts of the CTLLC or its agents or the acts of other parties who have been granted any easement by CTLLC, upon the CTLLC Parcel.

The CTLLC shall indemnify and hold harmless the CTAIII, its beneficiaries and their agents from and against any and all liability, loss, damage, costs and expenses (including reasonable attorneys’ fees) for injury to person or death or property damage arising out of or resulting from the CTLLC’s negligent use of the CTAIII Parcel, except for any such liability, loss, damage, costs and expenses arising in whole or in part from the acts of the CTAIII or its agents or the acts of other parties who have been granted any easement by the CTAIII upon the CTAIII Parcel.

Each party shall carry at all times, with respect to the Parcel owned by it, commercial general public liability insurance, including contractual liability, in an amount not less than Two Million Dollars ($2,000,000.00) combined single limit per occurrence or such higher limits the other party may reasonably request and procure for its own policy. Such insurance shall name the other party and its beneficiaries and the respective agents and employees of each of them as additional insured.

Each party shall, from time to time upon the request of the other party, furnish to the other party policies or certificates evidencing such coverage, which policies or certificates shall state that such insurance coverage may not be reduced, cancelled or allowed to expire without at least thirty (30) days’ prior written notice to each party hereto.

11.          Notices. All notices and other communications given pursuant to this Agreement shall be in writing and shall be deemed properly served if delivered in person or by facsimile to the party to whom it is addressed or two (2) days after deposit in the U.S. mail if sent postage prepaid by U.S. registered or certified mail, return receipt requested, addressed as follows:

(a)	If to CTAIII:

Continental Towers Associates II, LLC

c/o CTA General Partner, LLC

c/o Prime Group Realty Trust

77 West Wacker Drive, Suite 3900

Chicago, Illinois 60601

Attn: Jeffrey A. Patterson

With a copy to:

Prime Group Realty Trust

77 West Wacker Drive, Suite 3900

Chicago, Illinois 60601

Attn: James F. Hoffman

And a copy to:

Richard A. Heise

5317 West Cullom Avenue

Chicago, Illinois 60641

(b)	If to CTLLC:

Continental Towers, L.L.C.

c/o CTA General Partner, LLC

c/o Prime Group Realty Trust

77 West Wacker Drive, Suite 3900

Chicago, Illinois 60601

Attn: Jeffrey A. Patterson

With a copy to:

Prime Group Realty Trust

77 West Wacker Drive, Suite 3900

Chicago, Illinois 60601

Attn: James F. Hoffman

Either party may change the name of the person or address to which notices and other communications are to be given by so notifying the other party. Notices or demands from either Trustee may be given by the Trustee, its beneficiaries or any of their agents.

12.          Covenants Run with the Land. All provisions of this Agreement concerning the perpetual easement rights granted hereunder, including the benefits and burdens, shall run with the land and be binding upon and inure to the benefit of all parties having or acquiring any right, title or interest in or to any portion of or interest or estate in the CTLLC Parcel or the CTAIII Parcel, as the case may be.

13.	Additional Terms of this Agreement . Each party covenants to the other:

a.             It has fee title to those land areas that such party is purporting to grant an easement in, over, through, upon or under, subject to all matters currently affecting any such lands.

b.            The grants herein are accepted by the respective parties subject to any and all encumbrances, reservations, conditions, covenants, easements, and restrictions, if any, of record or otherwise affecting the use of the Parking Areas conveyed herein. This Agreement, however, shall not be subordinate to any lien created in the future against the Parking Areas.

c.             The rights granted herein to the use of the Parking Areas, except as otherwise specifically noted, are limited to the right of surface ingress and egress for pedestrian and vehicular use and the maintenance of underground lines and pipes as set forth above only and are nonexclusive, and the grantor of the Parking Area, or portion thereof, and its heirs, successors, and assigns may, without joinder by the grantee thereof or such grantee’s successor’s and assigns, grant further easements in, over, across, through, and under the CTLLC Parcel or CTAIII Parcel, as the case may be, including the Parking Areas, for any lawful purpose, provided that the holder of such easement does not unreasonably interfere with the rights herein granted.

d.            It is expressly understood and agreed that all easements granted herein are only a grant of specifically defined rights, subject to the terms and limitations contained herein, and do not constitute a conveyance of any portion of the CTLLC Parcel or the CTAIII Parcel, as the case may be, and accordingly the rights granted herein to the use of the CTLLC Parcel or CTAIII Parcel, as the case may be, are nonexclusive, and such grantors and such grantors’ respective heirs, successors, and assigns retain the following rights:

(1)           To grant, without joinder by grantee, or grantee’s successors and assigns, further easements in, over, across, through, and under the CTLLC Parcel or the CTAIII Parcel, as the case may be, for any lawful purpose; and

(2)           To use the CTLLC Parcel or the CTAIII Parcel, as the case may be, for any purpose, provided that such retained rights may be exercised only to the extent that no unreasonable interference with the easements herein granted for the benefit of the CTLLC Parcel or the CTAIII Parcel, as the case may be, will result from the exercise of the retained rights by such grantor or such grantors’ respective successors and assigns.

14.         Zoning Control. The parties acknowledge that (1) the Parcels are governed for zoning purposes by, among other regulations, a planned development first approved by the City on August 23, 1978 and known as the Continental Towers Planned Development (the “Planned Development”); and (2) that certain Development Agreement dated November 24, 1998 among the owners of the Continental Towers property, Prime Group Realty, L.P. and the City, approved by the City in Resolution No. 98-R-124 (the “Development Agreement”). Consistent with the requirements contained in Section 3 of the Development Agreement that the Parcels be under single designated control for, among other purposes, the Planned Development, the parties agree that, unless otherwise changed by mutual written consent, CTLLC (and not CTAIII) shall be the named applicant for any future applications for amendments, modifications or changes (administrative or legislative) to the Planned Development, the Development Agreement or any proposed plat of resubdivision (a “Change” or, collectively, “Changes”). CTLLC shall submit applications to the City for Changes if requested by CTAIII unless CTLLC reasonably determines that the requested Change will have a material detriment to the CTLLC Parcel. CTLLC shall make no request for Change without the approval of CTAIII, which approval shall not be withheld, unless CTAIII reasonably determines that the requested change will have a material detriment on the CTAIII Parcel. Prior to any application for a Change, the Parties shall agree on an equitable division of the costs of each such application. The parties hereby represent, warrant and covenant that the Parcels and all improvements thereon comply with and shall remain in compliance with the Planned Development and the Development Agreement and any future modifications thereto.

15.          Successors and Assigns. The rights, benefits, duties and obligations contained herein, and the provisions hereof shall be binding upon and inure to the benefit of CTLLC, CTAIII and their respective legal representatives, successors and assigns.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their proper officer duly authorized to execute same, the day and year first written above.

CONTINENTAL TOWERS ASSOCIATES III, LLC, a Delaware limited liability company

By:    CONTINENTAL TOWERS ASSOCIATES II, LLC, a Delaware limited liability company, its sole member

By:    CTA GENERAL PARTNER, LLC,
a Delaware limited liability company,
its manager

By:    CTA MEMBER, INC.,
a Delaware corporation,
its managing member

By: [s] Paul G. Del Vecchio

Name:  Yochanan Danziger,
by Paul G. Del Vecchio,
Attorney-In-Fact

Title:    President

CONTINENTAL TOWERS, L.L.C.,
a Delaware limited liability company

By:    CTA GENERAL PARTNER, LLC,
a Delaware limited liability company,
its sole member

By:    CTA MEMBER, INC.,
a Delaware corporation,
its managing member

By: [s] Paul G. Del Vecchio
Name:      Yochanan Danziger,
           by Paul G. Del Vecchio,
           Attorney-In-Fact
Title:        President

STATE OF ILLINOIS	§
§
COUNTY OF COOK	§

This instrument was ACKNOWLEDGED before me on December 29, 2006, by PAUL G. DEL VECCHIO, Attorney-In-Fact for YOCHANAN DANZIGER, the President of CTA MEMBER, INC., a Delaware corporation, as managing member of CTA GENERAL PARTNER, LLC, a Delaware limited liability company, as the manager of CONTINENTAL TOWERS ASSOCIATES II, LLC, a Delaware limited liability company, as the sole member of CONTINENTAL TOWERS ASSOCIATES III, LLC, a Delaware limited liability company, on behalf of said limited liability company.

[S E A L]	[s] Barbara M. DeVitto
Notary Public, State of Illinois

My Commission Expires:

Barbara M. DeVitto
11/09/2008	Printed Name of Notary Public

STATE OF ILLINOIS	§
§
COUNTY OF COOK	§

This instrument was ACKNOWLEDGED before me on December 29, 2006 by PAUL G. DEL VECCHIO, Attorney-In-Fact for YOCHANAN DANZIGER, the President of CTA MEMBER, INC., a Delaware corporation, as managing member of CTA GENERAL PARTNER, LLC, a Delaware limited liability company, as sole member of CONTINENTAL TOWERS, L.L.C., a Delaware limited liability company, on behalf of said limited liability company.

[S E A L]	[s] Barbara M. DeVitto
Notary Public, State of Illinois

My Commission Expires:

Barbara M. DeVitto
11/9/2008	Printed Name of Notary Public

EXHIBIT A

PROPERTY DESCRIPTION FOR THE CTLLC PARCEL

REAL PROPERTY IN THE CITY OF ROLLING MEADOWS, COUNTY OF COOK, STATE OF ILLINOIS, DESCRIBED AS FOLLOWS:

Parcel 1:

Lots 1 and 2 in CASATI-HEISE SUBDIVISION, being a subdivision of part of the Northeast 1/4 of Section 17 and part of the Northwest 1/4 of Section 16, both in Township 41 North, Range 11 East of the Third Principal Meridian in Cook County, Illinois according to the plat thereof recorded December 27, 1988 as Document Number 88592766, in Cook County, Illinois;

Excepting therefrom that part of Lot 1 dedicated for roadway purposes according to instrument recorded December 2, 2002 as Document No. 0021325095;

Also excepting therefrom that part of Lot 1 in CASATI-HEISE SUBDIVISION, being a subdivision of part of the Northeast 1/4 of Section 17 and part of the Northwest 1/4 of Section 16, both in Township 41 North, Range 11 East of the Third Principal Meridian in Cook County, Illinois according to the plat thereof recorded December 27, 1988 as Document Number 88592766, bounded by a line described as follows: Beginning at the northeast corner of said Lot 1; thence South 06 Degrees 09 Minutes 30 Seconds West, along an east line of said Lot 1, a distance of 156.16 feet; thence South 58 Degrees 17 Minutes 03 Seconds East, along a northerly line of said Lot 1, a distance of 152.90 feet; thence North 20 Degrees 09 Minutes 00 Seconds East, along a west line of said Lot 1, a distance of 10.29 feet; thence South 69 Degrees 51 Minutes 00 Seconds East, along a north line of said Lot 1, a distance of 0.83 feet to a point in the southwesterly right of way line of Meijer Drive according to the Plat of Dedication, thereof, recorded December 12, 2002 as Document Number 0021325095; thence southeasterly, along said southwesterly line, along the arc of a curve left, having a radius of 75.00 feet, the chord of which bears South 36 Degrees 52 Minutes 51 Seconds East, an arc distance of 55.06 feet to a point in the easterly most east line of aforesaid Lot 1; thence South 20 Degrees 09 Minutes 00 Seconds West, along said east line, 326.25 feet; thence North 69 Degrees 51 Minutes 00 Seconds West, perpendicular to the last described course, 53.96 feet; thence South 19 Degrees 58 Minutes 13 Seconds West, 301.92 feet; thence North 57 Degrees 41 Minutes 17 Seconds West, 247.73 feet; thence South 32 Degrees 18 Minutes 43 Seconds West, perpendicular to the last described course, 33.31 feet; thence North 57 Degrees 41 Minutes 17 Seconds West, perpendicular to the last described course, 482.82 feet; thence North 32 Degrees 18 Minutes 43 Seconds East, perpendicular to the last described course, 218.53 feet; thence North 57 Degrees 45 Minutes 33 Seconds West, 69.41 feet; thence North 00 Degrees 19 Minutes 35 Seconds East, 245.85 feet to a point in the south line of aforementioned Lot 1, also being the south line of Golf Road (also known as Illinois State Route 58); thence North 89 Degrees 05 Minutes 58 Seconds East, along said north line, 692.03 feet to the point of beginning, all in Cook County, Illinois.

Parcel 2:

Easements appurtenant to and for the benefit of Parcel 1 as created and granted and set forth in easement agreement dated as of September 23, 1977 and recorded October 10, 1978 as Document Number 24662689 and as amended by Amendment to Easement Agreement dated as of May 15, 1980 and recorded June 10, 1980 and recorded as Document Number 25482426 upon, over, and under portions of Lots 1 to 6, inclusive, in Heise’s Subdivision, a subdivision of part of the Northwest 1/4 of Section 16, Township 41 North, Range 11 East of the Third Principal Meridian, in Cook County, Illinois, according to the plat thereof recorded December 23, 1977 as Document 24119807 and also over, upon and under portions of that part of the Northeast 1/4 of Section 17, Township 41 North, Range 11 East of the Third Principal Meridian, in Cook County, Illinois described as follows:

Commencing at the Northeast Corner of the Northeast 1/4 of Section 17; thence Southerly along the east line of said Northeast 1/4 of Section 17, a distance of 80.0 feet to the southerly right-of-way of Golf Road (State Route 58), as dedicated and recorded September 24, 1929 as Document Numbers 10488005 and 10488006; thence South 89 Degrees, 08 Minutes West along said southerly right-of-way of Golf Road (State Route 58), 691.05 feet for a Point of Beginning; Thence South 0 Degrees, 52 Minutes East, 265.0 feet; thence South 89 Degrees, 08 Minutes West parallel with said southerly right -of-way of Golf Road (State Route 58) 196.11 feet; thence North 0 Degrees, 27 Minutes, 20 Seconds East parallel with the west line of Schwake’s Subdivision recorded August 11, 1970 as Document 21235091, now vacated, 265.07 feet to said southerly right-of-way of Golf Road (State Route 58); thence North 89 Degrees, 08 Minutes East, along said southerly right-of-way of Golf Road (State Route 58), 190.0 feet to the Point of Beginning, all in Cook County, Illinois, for the operation, maintenance, repair, replacement, relocation and removal of a water supply line, sewer and other utilities.

Parcel 3:

Easements appurtenant to and for the benefit of Parcel 1 as created and granted and set forth in Reciprocal Easement and Common Wall Agreement dated as of September 23, 1977 and recorded October 10, 1978 as Document Number 24662688 and as amended by Agreement thereto dated as of November 21, 1979 and recorded December 17, 1979 and recorded as Document Number 25284791 upon and under portions that part of the Northeast 1/4 of Section 17, Township 41 North, Range 11 East of the Third Principal Meridian, in Cook County, Illinois described as follows:

Commencing at the Northeast Corner of the Northeast 1/4 of Section 17; thence Southerly along the east line of said Northeast 1/4 of Section 17, a distance of 80.0 feet to the southerly right-of-way of Golf Road (State Route 58), as dedicated and recorded September 24, 1929 as Document Numbers 10488005 and 10488006; thence South 89 Degrees, 08 Minutes West along said southerly right-of-way of Golf Road (State Route 58), 691.05 feet for a Point of Beginning; Thence South 0 Degrees, 52 Minutes East, 265.0 feet; thence South 89 Degrees, 08 Minutes West parallel with said southerly right -of-way of Golf Road (State Route 58) 196.11 feet; thence North 0 Degrees, 27 Minutes, 20 Seconds East parallel with the west line of Schwake’s Subdivision recorded August 11, 1970 as Document 21235091, now vacated, 265.07 feet to said southerly right-of-way of Golf Road (State Route 58); thence North 89 Degrees, 08 Minutes East, along said southerly right-of-way of Golf Road (State Route 58), 190.0 feet to the Point of Beginning, all in Cook County, Illinois, for the operation, maintenance, repair, replacement, relocation and removal of a water supply line, sewer and other utilities.

Common address: Continental Towers, 1701 Golf Road, Rolling Meadows, Illinois

PINS: 08-16-100-034 (part) and 08-16-100-035

EXHIBIT B

PROPERTY DESCRIPTION FOR THE CTAIII PARCEL

REAL PROPERTY IN THE CITY OF ROLLING MEADOWS, COUNTY OF COOK, STATE OF ILLINOIS, DESCRIBED AS FOLLOWS:

Parcel 1:

Lot 3 in CASATI-HEISE SUBDIVISION, being a subdivision of part of the Northeast 1/4 of Section 17 and part of the Northwest 1/4 of Section 16, both in Township 41 North, Range 11 East of the Third Principal Meridian in Cook County, Illinois according to the plat thereof recorded December 27, 1988 as Document Number 88592766, in Cook County, Illinois.

Parcel 2:

That part of Lot 1 in CASATI-HEISE SUBDIVISION, being a subdivision of part of the Northeast 1/4 of Section 17 and part of the Northwest 1/4 of Section 16, both in Township 41 North, Range 11 East of the Third Principal Meridian in Cook County, Illinois according to the plat thereof recorded December 27, 1988 as Document Number 88592766, bounded by a line described as follows: Beginning at the northeast corner of said Lot 1; thence South 06 Degrees 09 Minutes 30 Seconds West, along an east line of said Lot 1, a distance of 156.16 feet; thence South 58 Degrees 17 Minutes 03 Seconds East, along a northerly line of said Lot 1, a distance of 152.90 feet; thence North 20 Degrees 09 Minutes 00 Seconds East, along a west line of said Lot 1, a distance of 10.29 feet; thence South 69 Degrees 51 Minutes 00 Seconds East, along a north line of said Lot 1, a distance of 0.83 feet to a point in the southwesterly right of way line of Meijer Drive according to the Plat of Dedication, thereof, recorded December 12, 2002 as Document Number 0021325095; thence southeasterly, along said southwesterly line, along the arc of a curve left, having a radius of 75.00 feet, the chord of which bears South 36 Degrees 52 Minutes 51 Seconds East, an arc distance of 55.06 feet to a point in the easterly most east line of aforesaid Lot 1; thence South 20 Degrees 09 Minutes 00 Seconds West, along said east line, 326.25 feet; thence North 69 Degrees 51 Minutes 00 Seconds West, perpendicular to the last described course, 53.96 feet; thence South 19 Degrees 58 Minutes 13 Seconds West, 301.92 feet; thence North 57 Degrees 41 Minutes 17 Seconds West, 247.73 feet; thence South 32 Degrees 18 Minutes 43 Seconds West, perpendicular to the last described course, 33.31 feet; thence North 57 Degrees 41 Minutes 17 Seconds West, perpendicular to the last described course, 482.82 feet; thence North 32 Degrees 18 Minutes 43 Seconds East, perpendicular to the last described course, 218.53 feet; thence North 57 Degrees 45 Minutes 33 Seconds West, 69.41 feet; thence North 00 Degrees 19 Minutes 35 Seconds East, 245.85 feet to a point in the south line of aforementioned Lot 1, also being the south line of Golf Road (also known as Illinois State Route 58); thence North 89 Degrees 05 Minutes 58 Seconds East, along said north line, 692.03 feet to the point of beginning, all in Cook County, Illinois.

Parcel 3:

Easements appurtenant to and for the benefit of Parcels 1 and 2, as created and granted and set forth in easement agreement dated as of September 23, 1977 and recorded October 10, 1978 as Document Number 24662689 and as amended by Amendment to Easement Agreement dated as of May 15, 1980 and recorded June 10, 1980 and recorded as Document Number 25482426 upon, over, and under portions of Lots 1 to 6, inclusive, in Heise’s Subdivision, a subdivision of part of the Northwest 1/4 of Section 16, Township 41 North, Range 11 East of the Third Principal Meridian, in Cook County, Illinois, according to the plat thereof recorded December 23, 1977 as Document 24119807 and also over, upon and under portions of that part of the Northeast 1/4 of Section 17, Township 41 North, Range 11 East of the Third Principal Meridian, in Cook County, Illinois described as follows:

Commencing at the Northeast Corner of the Northeast 1/4 of Section 17; thence Southerly along the east line of said Northeast 1/4 of Section 17, a distance of 80.0 feet to the southerly right-of-way of Golf Road (State Route 58), as dedicated and recorded September 24, 1929 as Document Numbers 10488005 and 10488006; thence South 89 Degrees, 08 Minutes West along said southerly right-of-way of Golf Road (State Route 58), 691.05 feet for a Point of Beginning; Thence South 0 Degrees, 52 Minutes East, 265.0 feet; thence South 89 Degrees, 08 Minutes West parallel with said southerly right -of-way of Golf Road (State Route 58) 196.11 feet; thence North 0 Degrees, 27 Minutes, 20 Seconds East parallel with the west line of Schwake’s Subdivision recorded August 11, 1970 as Document 21235091, now vacated, 265.07 feet to said southerly right-of-way of Golf Road (State Route 58); thence North 89 Degrees, 08 Minutes East, along said southerly right-of-way of Golf Road (State Route 58), 190.0 feet to the Point of Beginning, all in Cook County, Illinois, for the operation, maintenance, repair, replacement, relocation and removal of a water supply line, sewer and other utilities.

Parcel 4:

Easements appurtenant to and for the benefit of Parcels 1 and 2, as created and granted and set forth in Reciprocal Easement and Common Wall Agreement dated as of September 23, 1977 and recorded October 10, 1978 as Document Number 24662688 and as amended by Agreement thereto dated as of November 21, 1979 and recorded December 17, 1979 and recorded as Document Number 25284791 upon and under portions that part of the Northeast 1/4 of Section 17, Township 41 North, Range 11 East of the Third Principal Meridian, in Cook County, Illinois described as follows:

Commencing at the Northeast Corner of the Northeast 1/4 of Section 17; thence Southerly along the east line of said Northeast 1/4 of Section 17, a distance of 80.0 feet to the southerly right-of-way of Golf Road (State Route 58), as dedicated and recorded September 24, 1929 as Document Numbers 10488005 and 10488006; thence South 89 Degrees, 08 Minutes West along said southerly right-of-way of Golf Road (State Route 58), 691.05 feet for a Point of Beginning; Thence South 0 Degrees, 52 Minutes East, 265.0 feet; thence South 89 Degrees, 08 Minutes West parallel with said southerly right -of-way of Golf Road (State Route 58) 196.11 feet; thence North 0 Degrees, 27 Minutes, 20 Seconds East parallel with the west line of Schwake’s Subdivision recorded August 11, 1970 as Document 21235091, now vacated, 265.07 feet to said southerly right-of-way of Golf Road (State Route 58); thence North 89 Degrees, 08 Minutes East, along said southerly right-of-way of Golf Road (State Route 58), 190.0 feet to the Point of Beginning, all in Cook County, Illinois, for the operation, maintenance, repair, replacement, relocation and removal of a water supply line, sewer and other utilities.

Common address: Continental Towers, 1701 Golf Road, Rolling Meadows, Illinois

PINS: 08-16-100-034 (part) and 08-16-100-036